UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: March 2, 2006

(Date of earliest event reported)

Markel Corporation

(Exact name of registrant as specified in its charter)

Virginia	001-15811	54-1959284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4521 Highwoods Parkway

Glen Allen, Virginia 23060-6148

(804) 747-0136

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 2, 2006, a sub-committee of the Compensation Committee of the Board of Directors of Markel Corporation affirmed the payment of the following cash bonus awards for 2005, consistent with the performance conditions previously adopted pursuant to the Markel Corporation Executive Bonus Plan:

Alan I. Kirshner	$150,000
Anthony F. Markel	143,750
Steven A. Markel	143,750
Thomas S. Gayner	225,000
Paul W. Springman	225,000
Richard R. Whitt, III	157,500

The Compensation Committee also awarded a $50,000 discretionary bonus payment to Richard R. Whitt, III outside of the Executive Bonus Plan in recognition of Mr. Whitt’s contributions at Markel International during the first part of 2005, and his contributions during his transition to his new role as Chief Financial Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

MARKEL CORPORATION

Date: March 8, 2006	By:	/s/ Gregory B. Nevers
	Name:	Gregory B. Nevers
	Title:	Senior Vice President and General Counsel